Supplement dated September 25, 2023
to the Prospectus and Summary Prospectus, as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus
Columbia Funds Series Trust I
Columbia Real Estate Equity Fund	4/27/2023
On September 21, 2023, the Fund's Board of Trustees approved a change to the Fund's dividend distribution schedule from quarterly to semiannually. The new distribution schedule will not impact Fund's dividend distribution currently scheduled for September 30, 2023.
Effective September 21, 2023 (the Effective Date), the Distributions and Taxes section of the Fund’s prospectus is revised by deleting the table disclosing the schedule of the Fund’s dividend distributions and replacing it with the following:

Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually
The rest of the section remains the same.
Also on the Effective Date, Portfolio Turnover, Frequent Trading and Tax Risk description under the heading “Principal Risks” in the “Summary of the Fund” and in the "More Information About the Fund" sections of the Prospectus and in the Summary Prospectus is hereby revised to read as follows:
Portfolio Turnover, Frequent Trading and Tax Risk. The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Use of swaps, including contracts for differences, and other derivatives increases the possibility that the Fund, as relevant, will generate taxable ordinary income. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. Frequent trading of other investments, such as REITs, increases the possibility that the Fund will generate capital gains. Both  short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long- term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance.
The rest of each section remains the same.
Shareholders should retain this Supplement for future reference.
SUP212_12_004_(09/23)